SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under 240.14a-12

OPKO HEALTH, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 15, 2017
Meeting Information
OPKO HEALTH, INC.
Meeting Type: Annual Meeting
For holders as of: April 20, 2017
Date: June 15, 2017     Time: 10:00 AM EST
Location: 4400 Biscayne Blvd.
Miami, FL 33137
BROKER
LOGO HERE
Return Address Line 1
Return Address Line 2
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51 MERCEDES WAY
EDGEWOOD NY 11717
BARCODE
You are receiving this communication because you hold Return Address Line 1 shares in the above named company.
This is not a ballot. You cannot use this notice to vote EDGEWOOD NY 11717 these shares. This communication presents only an Investor Address Line 1 overview of the more complete proxy materials that are Investor Address Line 2 1 available to you on the Internet. You may view the proxy Investor Address Line 3 materials online at www.proxyvote.com or easily request a Investor Address Line 4 15 12 OF paper copy (see reverse side).
Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1
We encourage you to access and review all of the important 1234 ANYWHERE STREET information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
Broadridge Internal Use Only
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0000335786_1 R1.0.1.15

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
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3) BY E-MAIL*: sendmaterial@proxyvote.com
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 01, 2017 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do R1.0.1.15 so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the
2
possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
0000335786 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Internal Use
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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

items
The Board of Directors recommends that you vote FOR the following:
1. Election of Directors
Nominees
01 Phillip Frost, M.D. 02 Jane H. Hsiao, Ph.D. 03 Steven D. Rubin 04 Richard M. Krasno, Ph.D 05 Richard A. Lerner, M.D.
06 John A. Paganelli 07 Richard C. Pfenniger 08 Alice Yu, M.D., Ph.D.
B A
The Board of Directors recommends you vote FOR the following proposal(s):
R
2 A non-binding advisory vote to approve the compensation paid to named executive officers of the Company (“Say C on Pay”).
O
The Board of Directors recommends you vote 1 YEAR on the following proposal: D
3 A non-binding advisory vote on the frequency with which stockholders are provided an advisory vote on Say on E
Pay.
NOTE: In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.
Broadridge Internal Use Only xxxxxxxxxx

Voting items
The Board of Directors recommends that you vote FOR the following:
1. Election of Directors
Nominees
01 Phillip Frost, M.D. 02 Jane H. Hsiao, Ph.D. 03 Steven D. Rubin 04 Richard M. Krasno, Ph.D 05 Richard A. Lerner, M.D.
06 John A. Paganelli 07 Richard C. Pfenniger 08 Alice Yu, M.D., Ph.D.
B A
The Board of Directors recommends you vote FOR the following proposal(s):
R
2 A non-binding advisory vote to approve the compensation paid to named executive officers of the Company (“Say C on Pay”).
O
The Board of Directors recommends you vote 1 YEAR on the following proposal: D
3 A non-binding advisory vote on the frequency with which stockholders are provided an advisory vote on Say on E
Pay.
NOTE: In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.
Broadridge Internal Use Only xxxxxxxxxx
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